UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025

SmartRent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39991	85-4218526
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6811 E. Mayo Blvd., 4th Floor Phoenix, Arizona	85054
(Address of Principal Executive Offices)	(Zip Code)

(844) 479-1555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	SMRT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 2, 2025, SmartRent, Inc. (the “Company”) received notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that it is not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing share price of the Company’s Class A common stock as of May 2, 2025 was less than $1.00 over a consecutive 30 trading-day period.

As required by the NYSE, the Company intends to provide timely notice to the NYSE of its intent to regain compliance with the NYSE minimum share price requirement, which may include, if necessary, effecting a reverse stock split, subject to the approval of the board of directors and stockholders of the Company. The Company can regain compliance at any time within a six-month period following receipt of the Notice if on the last trading day of any calendar month during the cure period the Company has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month.

The Notice has no immediate impact on the listing of the Company’s Class A common stock, which will continue to be listed and traded on the NYSE during the six-month cure period, subject to the Company’s compliance with the other continued listing standards of the NYSE. The Company intends to continually monitor the closing share price of its Class A common stock throughout the cure period and, as appropriate, will evaluate available options to resolve the deficiency and regain compliance with the minimum share price requirement. In the event the Company fails to regain compliance with the minimum share price requirement, the Company’s Class A common stock will be subject to NYSE’s suspension and delisting procedures.

FORWARD-LOOKING STATEMENTS

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” Words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” “aim” and similar expressions, and the negatives of these expressions, are intended to identify forward-looking statements. Forward-looking statements include statements regarding our intentions, beliefs, or current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies, and the markets in which we operate. Forward-looking statements contained in this Report include statements that may relate to, but are not limited to, any statements regarding the Company’s efforts and ability to regain compliance with NYSE continued listing standards.

You should not rely on forward-looking statements as predictions of future events. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations and business strategy. We cannot assure you that the events and circumstances reflected in the forward-looking statements will occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K for the year ended December 31, 2024. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the effect of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events discussed in this Report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

The forward-looking statements made in this Report relate only to events as of the date on which the statements were made. Except as required by law, we undertake no obligation to update any forward-looking statements for any reason after the date of this Report or to conform these statements to actual results or to changes in our expectations. You should read this Report with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Item 7.01 Regulation FD Disclosure.

As required under the NYSE rules, the Company issued a press release on May 2, 2025, announcing that it has received the Notice from the NYSE described in Item 3.01. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Press release issued by SmartRent, Inc. on May 2, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2025

SMARTRENT, INC.

By:	/s/ John Dorman
Name:	John Dorman
Title:	Interim Chief Executive Officer